Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kulwant Sandher, Chief Financial Officer of Blueport Acquisition Ltd (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

3.	The annual report of the Company on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

4.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2026

/s/ Kulwant Sandher
Name:	Kulwant Sandher
Title	Chief Financial Officer
(Principal Accounting and Financial Officer)